UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2021

Ritchie Bros. Auctioneers Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

As previously reported, on December 7, 2021, Ritchie Bros. Auctioneers Incorporated (“Ritchie Bros.”) priced its previously announced offering of the following two series of senior notes in connection with a portion of the financing for the previously announced proposed acquisition of Euro Auctions Limited (“Euro Auctions”), William Keys & Sons Holdings Limited (“WKS Holdings”), Equipment & Plant Services Ltd (“EPSL”) and Equipment Sales Ltd (“ESL” and together with Euro Auctions, WKS Holdings, and EPSL, the “Target Companies”), each being a private limited company incorporated in Northern Ireland (the “Acquisition”), with each series of notes to be issued at par:

(1)       US$600 million aggregate principal amount of 4.750% Senior Notes due December 15, 2031 (the “USD notes”) to be issued by Ritchie Bros. Holdings Inc. (the “USD issuer”), a Washington corporation and wholly-owned subsidiary of Ritchie Bros.; and

(2)       C$425 million aggregate principal amount of 4.950% Senior Notes due December 15, 2029 (the “Canadian notes” and, together with the USD notes, the “Notes”) to be issued by Ritchie Bros. Holdings Ltd. (the “Canadian issuer” and, together with the USD issuer, the “Issuers” and each, an “Issuer”), a Canadian federal corporation and wholly-owned subsidiary of Ritchie Bros.

In connection with pricing the Notes, on December 7, 2021, the Issuers entered into a purchase agreement (the “Purchase Agreement”) with Goldman Sachs & Co. LLC, RBC Dominion Securities Inc. and several other initial purchasers named therein (the “Initial Purchasers”). Pursuant to the Purchase Agreement, the Issuers agreed to issue and sell, and the Initial Purchasers agreed to purchase for resale the Notes. The Purchase Agreement includes customary representations, warranties and covenants by the Issuers. Under the terms of the Purchase Agreement, the Issuers have agreed to indemnify the Underwriters against certain liabilities or to contribute to payments the Initial Purchasers may be required to make in respect of any such liabilities. The offering of the Notes is expected to close on December 21, 2021, subject to customary closing conditions.

The Notes have been offered and will be sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the U.S. in reliance on Regulation S of the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and accordingly, any offer and sale of the securities in Canada has been and will be made on a basis which is exempt from the prospectus requirements of such securities laws.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Ritchie Bros. is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached as Exhibit 99.1, which information is incorporated by reference herein. The information set forth in this Current Report on Form 8-K, including the Exhibit 99.1 referenced herein, are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Ritchie Bros.’ filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation (collectively, "forward-looking statements"), including, in particular, statements regarding Ritchie Bros.’ ability to consummate the Notes offering and, if consummated, Ritchie Bros.’ ability to satisfy the conditions in the Acquisition agreement and financing commitment and consummate the transactions on the anticipated timeline, or at all, the U.S. dollar cost of the purchase price which the agreement states in British pounds, the benefits and synergies of the Acquisition, future opportunities for the combined businesses of Ritchie Bros. and the Target Companies, future financial and operational results, personnel matters and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as "expect", "plan, "anticipate", "project", "target", "potential", "schedule", "forecast", "budget", "estimate", "intend" or "believe" and similar expressions or their negative connotations, or statements that events or conditions "will", "would", "may", "could", "should" or "might" occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.' control, including risks and uncertainties related to: general economic conditions and conditions affecting the industries in which Ritchie Bros. and the Target Companies operate; obtaining regulatory approvals in connection with the Acquisition; each of Ritchie Bros.' and the Target Companies' ability to satisfy the conditions in the Acquisition agreement and financing commitment and consummate the transactions on the anticipated timetable, or at all; Ritchie Bros.' ability to successfully integrate the Target Companies' operations and employees with Ritchie Bros.' existing business; the ability to realize anticipated growth, synergies and cost savings in the Acquisition; the maintenance of important business relationships; the effects of the Acquisition on relationships with employees, customers, other business partners or governmental entities; transaction costs; deterioration of or instability in the economy, the markets Ritchie Bros. serves or the financial markets generally; currency fluctuations; as well as the risks and uncertainties set forth in Ritchie Bros.' Annual Report on Form 10-K for the year ended December 31, 2020, and Ritchie Bros.’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, each of which are available on the SEC, SEDAR, and Ritchie Bros.' websites. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.' forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this news release and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Purchase Agreement, dated December 7, 2021, by and among Ritchie Bros. Holdings Inc., Ritchie Bros. Holdings Ltd., Goldman Sachs & Co. LLC, RBC Dominion Securities Inc. and several other initial purchasers named therein.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

Date: December 13, 2021